Derivative financial liabilities	6 Months Ended
Jun. 30, 2023
Derivative financial liabilities
Derivative financial liabilities

13Derivative financial liabilities

Convertible Senior Secured Notes consists of the following:

Mudrick
£ 000
As at December 31, 2022	115,247
Fair value movements	(16,510)
In-kind interest paid	7,963
Exchange differences on translation	(5,866)
As at June 30, 2023	100,834

On December 16, 2021 Mudrick Capital Management purchased Convertible Senior Secured Notes of an aggregate principal amount of £151,000 thousand ($200,000 thousand) for an aggregate purchase price of £145,000 thousand ($192,000 thousand). The Convertible Senior Secured Notes are initially convertible into up to 18,181,820 ordinary shares at an initial conversion rate of 90.9091 ordinary shares per £824 ($1,000).

In accordance with IFRS 9, this is treated as a hybrid instrument and is designated it in entirety as fair value through profit or loss. The valuation methods and assumptions are shown in note 14.

The Company has elected to pay interest in-kind at 9% per annum. Interest is paid semi-annually in arrears and on June 15, 2023 the Company authorised the payment of interest by increasing the nominal amount of the outstanding Convertible Senior Secured Notes by £7,963 thousand ($9,826 thousand).

Several covenants exist including retention of $10 million cash. Accordingly, cash at bank includes £7,865 thousand retained for this purpose as at June 30, 2023.